                                                                   EXHIBIT 10.64

                              GUARANTEE AGREEMENT
                              -------------------

   THIS GUARANTEE AGREEMENT ("Guarantee") is given as of the 2nd day of December, 1994, by BIG O TIRES, INC., a Nevada corporation ("Big O"), whose address is 11755 East Peakview Avenue, Englewood, Colorado 80111, and BIG O DEVELOPMENT, INC., a Colorado corporation ("Development") whose address is 11755 East Peakview Avenue, Englewood, Colorado 80111 (collectively called "Guarantors"), to ALLSTATE LIFE INSURANCE COMPANY, whose address is Allstate Plaza West M2C, 3100 Sanders Road, Northbrook, Illinois 60062 ("Lender") based on the following facts:

   A. Guarantors and Lender entered into a loan in the original principal amount of $2,860,000.00 ("Loan") to the Guarantors as evidenced by a Deed of Trust Note dated January 18, 1990, payable to Lender in the principal amount of $2,860,000.00 ("Note").

   B. The Note is secured by: (i) Deed of Trust, Assignment of Leases, Rents and Contracts, Security Agreement and Fixture Filing, dated January 18, 1990, from Development to the Public Trustee of the County of Arapahoe, as trustee, for the benefit of Lender, recorded in the records of the Clerk and Recorder of Arapahoe County, Colorado ("Official Records") on January 18, 1990, in Book 5855, at Page 76, as Reception No. 9000005741 ("Deed of Trust"); (ii) Assignment of Leases, Rents, Profits and Contracts, dated January 18, 1990 from Development to Lender, recorded in the Official Records on January 18, 1990, in Book 5855, at Page 123, as Reception No. 9000005742 ("Assignment"); (iii) UCC-1 Financing Statements recorded in the UCC Records of the Official Records on January 18, 1990, as file number C320563 and with the Colorado Secretary of State on
January 24, 1990 as file number 902006607 (collectively, "Financing Statements"); and (iv) any other assignments, agreements and documents executed by Assignor in connection with the Loan defined in the Deed of Trust as ("Related Agreements"); the foregoing security instruments shall be collectively referred to as the "Loan Documents".

   C. The Deed of Trust encumbers certain real property lying and situated in Arapahoe County, Colorado, and more particularly described in Exhibit A attached hereto and incorporated herein by reference ("Property").

   D. Guarantors have entered into an agreement whereby Development shall sell and transfer the Property to BOTAC VI LEASING, L.L.C., a Utah limited liability company ("Botac").

   E. Guarantors and Botac have requested Lender' s consent to the sale and transfer of the Property, to the assumption by Botac of Guarantors, obligations under the Note and Loan Documents, and to the release of Guarantors' obligations for payment of the Note as co-makers thereof. Lender is unwilling to consent to the transfer of the Property, the assumption of the Note and Loan Documents, and the release of Guarantors' obligations under the Note, unless the obligations are unconditionally, independently, and directly guaranteed by Guarantors. Botac, Guarantors and Lender are concurrently herewith executing an Assignment and Assumption Agreement (the "Assumption Agreement") which sets forth more fully the terms and conditions of Lender's consent. The contemporaneous execution and delivery of this Guarantee is required by the Assumption Agreement.

                                   AGREEMENT
                                   ---------

   NOW, THEREFORE, in consideration of the matters recited above, and to induce Lender to accept the assumption of the Note and Loan Documents by Botac, Guarantors hereby jointly and severally undertake and agree as follows:

   1. This is a guarantee of payment and not of collection. Guarantors hereby guarantee unconditionally the prompt, punctual, and timely payment of any and all obligations, as hereinafter defined, of Botac to Lender. Botac IS obligated to Lender for the payment and performance of all duties and obligations of Botac under the terms of the Note and Loan Documents. The amounts payable and obligations to be performed pursuant to the terms of the Note, the Loan Documents, or any other instrument now in existence or hereafter executed, the purpose of which is to secure the obligations of the Note, are hereinafter called the "Obligations." Notwithstanding any provision hereof to the contrary, Lender shall not bring any action against Guarantors in federal or state court seeking to collect the obligations from Guarantors until such time as Lender has provided notice to Guarantors of the existence of a default of the Obligations, and (if the stated default can be cured by the payment of a sum of money) a period of ten (10) days has elapsed subsequent to the giving of notice but the default remains uncured, or (if the stated default cannot be cured by the payment of a sum of money) a period of thirty (30) days has elapsed subsequent to the giving of notice but the default remains uncured. Any notice provided to Guarantors shall be delivered to the addresses and otherwise in accordance with the notice provisions contained in the Assumption Agreement.

   2.  The Guarantors hereby waive and agree not to assert or take advantage of
(a) any right to require Lender to proceed against Botac or any other person or to proceed against or exhaust any security held by it at any time or to pursue any other remedy in its power before proceeding against the Guarantors; (b) the defense of the statute of limitations in any action hereunder or for the collection of the Obligations; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of, or revocation hereof, by the Guarantors or others, or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceeding) of the Guarantors or others; (d) demand, protest and notice of any other kind, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Botac, Lender, the Guarantors under this or any other instrument, or creditor of Botac, or any other person whomsoever, in connection with any obligations hereby guaranteed; (e) any defense based upon an election of remedies by Lender, including, without limitation, an election to proceed by non-judicial rather than judicial foreclosure, which destroys or otherwise impairs the subrogation rights of the Guarantors or the right of the Guarantors to proceed against Botac for reimbursement, or both; and (f) any duty on the part of Lender to disclose to the Guarantors any facts it may now or hereafter know about Botac, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond which the Guarantors are obligated or whether Lender has a reasonable opportunity to communicate such facts to the Guarantors, it being understood and agreed that the Guarantors are fully responsible for being and keeping informed of the financial condition of Botac and of all circumstances bearing on the risk of non-payment of any obligations hereby guaranteed.

   3. The obligations of Guarantors hereunder are independent of the obligations of Botac and each of the Guarantor's obligations are independent of the obligations each of the other Guarantors who have executed and delivered this or similar guarantees. Release of one or more Guarantors shall not impair or diminish the liability of any remaining Guarantors, except to the extent of monies actually received by Lender from the released Guarantor as a consequence of such release. In the event of any default hereunder, a separate action or actions may be brought and prosecuted against the Guarantor, or any Guarantors, whether or not Botac is joined therein or a separate action or actions are brought against Botac. Lender may maintain successive actions for other defaults. The Lender's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless the Obligations have been paid and fully performed.

   4. The Guarantors authorize Lender, without notice to Guarantors and without impairing the liability of the Guarantors hereunder, from time to time to renew, extend, accelerate, modify, or otherwise change the times for or terms of payment for the obligations or any portion thereof, including but not limited to any increase or decrease in the rates of interest provided in the Note, to make other amendments, changes or modifications to the Loan Documents, to waive any other terms, covenants, or conditions thereof, to compromise or settle any amount or claim due or owing or claimed to be due or owing under the Loan Documents, or to surrender, release, or subordinate all or any portion of the Property defined in the Deed of Trust or other security under the Deed of Trust or accept additional or substitute security therefor.

The provisions of this Guaranty shall extend and be applicable to all such renewals, extensions and modifications.

   5. The Guarantors agree to pay to Lender, without demand, reasonable attorneys' fees and all costs and other expenses which it expends or incurs in collecting or compromising the obligations or in enforcing this Guarantee against the Guarantors whether or not suit is filed.

   6. Should any one or more provisions of this Guarantee be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

   7. This Guarantee shall inure to the benefit of Lender, its successors and assigns, including the assignees of any indebtedness hereby guaranteed, and bind the heirs, executors, administrators, successors and assigns of the Guarantors. This Guarantee is assignable by Lender with respect to all or any portion of the Obligations, and when so assigned, the Guarantors shall be liable to the assignees under this Guarantee without in any manner affecting the liability of the Guarantors hereunder with respect to any Obligations retained by Lender.

   8. The Guarantors hereby postpone and subordinate to the claims of Lender against Botac and the other Guarantors any indebtedness or other claim which the subject Guarantor may have against Botac and the other Guarantors. The Guarantors shall have no right of subrogation and waives any right to enforce any remedy which Lender now has or may hereafter have against Botac and the other Guarantors, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender.

   9. If more than one Guarantor signs this Guarantee, the obligation of all Guarantors shall be joint and several. When the context and construction so requires, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter. The word "person" as used herein shall include any individual, company, firm, association, partnership, corporation trust or other legal entity of any kind whatsoever.

   10. No provision of this Guarantee or right of Lender hereunder can be waived nor can the Guarantors be released from the obligations hereunder except in writing, duly executed and authorized by an officer of Lender.

   11. This Guarantee shall be governed by and construed in accordance with the laws of Colorado. This Guarantee shall constitute the entire agreement of the Guarantors with Lender with respect to the subject matter hereof and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon Lender unless expressed herein.

                       Executed as of December 2, 1994.



                                       BIG O TIRES, INC.,
                                       a Nevada Corporation


                                       By: /s/John B. Adams
                                          ------------------------------

                                          Its: Ex. V.P.
                                              --------------------------


                                       BIG  O  DEVELOPMENT, INC.,
                                       a Colorado Corporation


                                       By: /s/ John B. Adams
                                          ------------------------------

                                          Its: V.P.
                                              --------------------------

STATE OF COLORADO )
                  )  ss.
COUNTY OF DENVER  )

   The foregoing instrument was acknowledged before me this 6th day of December, 1994 by John B. Adams, as Vice President of Big 0 Tires, Inc., a Nevada corporation.

   Witness my hand and official seal.

   My commission expires: 1/26/98
                         --------------------------.

[SEAL APPEARS HERE]

                         /s/ Cindy L. Schultz
                         --------------------------
                         Notary Public


STATE OF COLORADO)
                 )  ss.
COUNTY OF DENVER )

   The foregoing instrument was acknowledged before me this 6th day of December, 1994 by John B. Adams, as Vice President of Big 0 Development, Inc., a Colorado corporation

   Witness my hand and official seal.

   My commission expires: 1/26/98
                         --------------------------.

[SEAL APPEARS HERE]

                         /s/ Cindy L. Schultz
                         --------------------------
                         Notary Public

                                   EXHIBIT A

                               LEGAL DESCRIPTION

Lot 5, Lincoln Executive Center, an Administrative Replat of Lot 5 of Filing No. 1, County of Arapahoe, State of Colorado.



Together with the Ingress and Egress Rights as contained in Declaration of Easement recorded October 21, 1987 in Book 5292 at Page 75, Arapahoe County Records.

Street Address:  11755 East Peakview Avenue
                 Englewood, Colorado 80111





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